Exhibit 10.1
                               AMENDMENT NO. 12 TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

                                            October 31, 2002

All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida 33014
Attention: Chief Financial Officer

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders, the other Lenders party thereto and All American Semiconductor, Inc., as amended to date (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

                  The Borrower has requested that the Lenders agree to amend the Loan Agreement in certain respects. The Agents and the Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

                  Therefore, the parties hereto hereby agree as follows:

                  1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, as follows:

                  (a) The first "WHEREAS" clause in the Loan Agreement is hereby amended by deleting therefrom the amount "Eighty-Five Million Dollars ($85,000,000)" and inserting in its place the amount "Sixty Million Dollars ($60,000,000)".

                  (b) The definition of the term "Maximum Facility" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  " 'Maximum Facility' shall mean an amount equal to Sixty Million Dollars ($60,000,000)."

                  (c) The Maximum Loan Amount of each Lender is amended and restated as set forth in Annex I attached hereto.

                  2. Scope. This Amendment No. 12 to Loan and Security Agreement (this "Amendment") shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

                  3. Conditions to Effectiveness. This Amendment shall be effective upon the execution hereof by the Lenders, the acceptance hereof by Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. William Kane, Vice President, on or before October 31, 2002.

                                       Very truly yours,

                                       HARRIS TRUST AND SAVINGS BANK,
                                         as Administrative Agent and a Lender
                                       Pro Rata Share: 20%


                                       By:     /s/ William J. Kane
                                           ----------------------------------
                                       Its:    Vice President
                                           ----------------------------------


                                       AMERICAN NATIONAL BANK AND TRUST
                                         COMPANY OF CHICAGO,
                                         as Collateral Agent and a Lender
                                       Pro Rata Share: 20%


                                       By:     /s/ Brian P. Mulroney
                                           ----------------------------------
                                       Its:
                                           ----------------------------------


                                       FLEET BUSINESS CREDIT CORPORATION,
                                         as a Lender
                                       Pro Rata Share: 15%


                                       By:     /s/ K. O'Keefe
                                           ----------------------------------
                                       Its:    VP
                                           ----------------------------------


                                       U.S. BANK BUSINESS CREDIT, as a Lender
                                       Pro Rata Share: 15%


                                       By:     /s/ Robin L. Van Meter
                                           ----------------------------------
                                       Its:    AVP
                                           ----------------------------------


                                       GMAC COMMERCIAL CREDIT LLC,
                                         as a Lender
                                       Pro Rata Share: 15%


                                       By:     /s/ Edward Hill
                                           ----------------------------------
                                       Its:    SVP
                                           ----------------------------------

                                       BANK OF AMERICA, N.A., as a Lender
                                       Pro Rata Share:  15%


                                       By:     /s/ John L. Anderson
                                           ----------------------------------
                                       Its:    Vice President
                                           ----------------------------------

Acknowledged and agreed to as of
this 31st day of October, 2002.

ALL AMERICAN
  SEMICONDUCTOR, INC.


By:     /s/ Howard L. Flanders
    ----------------------------------
Its:    EVP & CFO
    ----------------------------------

                   Acknowledgment and Acceptance of Guarantors
                   -------------------------------------------

                  Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Amendment No. 12 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.


                                       Dated: October 31, 2002

                                       Each of the Subsidiaries of All American
                                         Semiconductor, Inc. listed on Exhibit A
                                         attached hereto


                                       By:     /s/ Howard L. Flanders
                                           ----------------------------------
                                       Its:    EVP & CFO
                                           ----------------------------------

                                    EXHIBIT A

                                  Subsidiaries
                                  ------------

NAME
----

Access Micro Products, Inc.
All American Added Value, Inc.
All American A.V.E.D., Inc.
All American Semiconductor-Northern California, Inc.
All American IDT, Inc.
All American Semiconductor of Atlanta, Inc.
All American Semiconductor of Canada, Inc.
All American Semiconductor of Chicago, Inc.
All American Semiconductor of Florida, Inc.
All American Semiconductor of Huntsville, Inc.
All American Semiconductor of Massachusetts, Inc.
All American Semiconductor of Michigan, Inc.
All American Semiconductor of Minnesota, Inc.
All American Semiconductor of New York, Inc.
All American Semiconductor of Ohio, Inc.
All American Semiconductor of Philadelphia, Inc.
All American Semiconductor of Phoenix, Inc.
All American Semiconductor of Portland, Inc.
All American Semiconductor of Rhode Island, Inc.
All American Semiconductor of Rockville, Inc.
All American Semiconductor of Salt Lake, Inc.
All American Semiconductor of Texas, Inc.
All American Semiconductor of Washington, Inc.
All American Semiconductor of Wisconsin, Inc.
All American Technologies, Inc.
All American Transistor of California, Inc.
AmeriCapital, LLC
Aved Industries, Inc.
Palm Electronics Manufacturing Corp.

                                     ANNEX I

                              Maximum Loan Amounts
                              --------------------


--------------------------------------------------------------------------------
             Lender                                  Maximum Loan Amount
             ------                                  -------------------
--------------------------------------------------------------------------------
Harris Trust and Savings Bank                            $12,000,000
--------------------------------------------------------------------------------
American National Bank and                               $12,000,000
  Trust Company of Chicago
--------------------------------------------------------------------------------
Fleet Business Credit Corporation                         $9,000,000
--------------------------------------------------------------------------------
U.S. Bank Business Credit                                 $9,000,000
--------------------------------------------------------------------------------
GMAC Commercial Credit LLC                                $9,000,000
--------------------------------------------------------------------------------
Bank of America, N.A.                                     $9,000,000
--------------------------------------------------------------------------------